UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 25, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure

On February 25, 2022, Exelon Corporation (“Exelon”) filed its 2021 Annual Report on Form 10-K with the Securities and Exchange Commission. The Exelon Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2021, in the Form 10-K includes the results of Constellation Energy Generation, LLC (formerly Exelon Generation Company, LLC) (“Generation”), whose separation from Exelon was completed on February 1, 2022. Exelon’s GAAP Net Income and Adjusted (non-GAAP) Operating Earnings was $1.74 per share and $2.82 per share, respectively, for the year ended December 31, 2021.

GAAP Net Income and Adjusted (non-GAAP) Operating Earnings for Exelon’s utility subsidiaries and the holding company was $1.95 per share and $2.08 per share, respectively, for the year ended December 31, 2021. Beginning with the Form 10-Q to be filed for the first quarter of 2022, Exelon will present Generation’s financial results as discontinued operations for the period in 2022 prior to the separation on February 1, 2022 (January 1, 2022 to January 31, 2022) and for the three months ended March 31, 2021 and will report its utility and holding company financial results as continuing operations. Exelon is also required to recast its financial statements for the years ended December 31, 2021 and 2020 to present Generation’s financial results as discontinued operations in those periods. Accounting rules require that certain corporate overhead costs previously allocated to Generation be presented as part of Exelon’s continuing operations as these costs do not qualify as expenses of the discontinued operations.

Exelon reaffirms its guidance range for full year 2022 Adjusted (non-GAAP) Operating Earnings of $2.18-$2.32 per share from its utility subsidiaries and holding company, as first presented during its Analyst Day on January 10, 2022. The presentation that will be used for Exelon’s winter and spring 2022 investor meetings reflects these 2021 actual financial results as well as select 2021 operational metrics and is furnished as Exhibit 99.1 to this report. The presentation may also be accessed on the Investor Relations page of Exelon’s website: www.exeloncorp.com.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Non-GAAP Financial Measures

In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) Operating Earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) Operating Earnings exclude certain costs, expenses, gains and losses and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) Operating Earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) Operating Earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP Net Income measures.

Exelon’s Adjusted (non-GAAP) Operating Earnings for the year ended December 31, 2021 do not include the following items (after tax) that were included in reported GAAP Net Income:

Exelon Earnings per Diluted Share*
2021 GAAP Net Income	$1.74
Mark-to-market impact of economic hedging activities	(0.43)
Unrealized gains related to NDT funds	(0.14)
Asset impairments	0.41
Plant retirements and divestitures	0.88
Cost management program	0.01
Change in environmental liabilities	0.01
COVID-19 direct costs	0.04
Asset retirement obligation	(0.04)
Acquisition related costs	0.02
ERP system implementation costs	0.01
Separation costs	0.09
Costs related to suspension of contractual offset	0.15
Income tax-related adjustments	0.05
Noncontrolling interests	0.02
2021 Adjusted (non-GAAP) Operating Earnings	$2.82

*Amounts may not sum due to rounding.

Exelon's utility subsidiaries and holding company Adjusted (non-GAAP) Operating Earnings for the year ended December 31, 2021 do not include the following items (after tax) that were included in reported GAAP Net Income:

Exelon's Utility Subsidiaries and Holding Company Earnings per Diluted Share*
2021 GAAP Net Income	$1.95
Mark-to-market impact of economic hedging activities	0.01
Separation costs	0.05
COVID-19 direct costs	0.01
Income tax-related adjustments	0.05
2021 Adjusted (non-GAAP) Operating Earnings	$2.08

*Amounts are per Exelon share and may not sum due to rounding.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Presentation for winter and spring 2022 investor meetings
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein as well as the items discussed in (1) Exelon’s 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies and (2) other factors discussed in Exelon’s filings with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

February 25, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation for winter and spring 2022 investor meetings
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.